SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-SANGSTAT MEDICAL

                    GABELLI SECURITIES, INC.
                                 9/11/03            8,400-           22.5000
                    	GABELLI ASSOCIATES FUND
                                 9/11/03          370,060-           22.5000
                                 9/10/03           29,602            22.4800
                                 8/29/03           10,000            22.3200
                    	GAF II
                                 9/11/03            9,500-           22.5000
                                 9/05/03            1,000            22.4000
                    	GABELLI ASSOCIATES LTD
                                 9/11/03          288,800-           22.5000
                                 9/10/03           14,300            22.4800
                                 8/29/03            5,000            22.3200
			  GAMCO INVESTORS, INC.
                                 9/11/03          130,000-           22.5000
                                 9/05/03            4,600            22.4000
                                 8/28/03            5,000            22.3300
                                 8/26/03            7,300            22.3150
			  MJG ASSOCIATES, INC.
				GABELLI FUND, LDC
                                 9/11/03            3,000-           22.5000
	              GABELLI FUNDS, LLC.
                        GABELLI ABC FUND
                                 9/11/03          425,000-           22.5000


(1)	THE DISPOSITIONS ON 9/11/03 WERE IN CONNECTION WITH THE TENDER
OFFER BY GENZYME CORP. FOR ALL OF THE ISSUER'S SHARES.  ALL
OTHER TRANSACTIONS WERE EFFECTED ON THE NASDAQ NATIONAL MARKET.

          (2) PRICE EXCLUDES COMMISSION.